UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

METROPCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8144 Walnut Hill Lane Suite 800 Dallas, Texas		75231
(Address of principal executive offices)		(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 31, 2005, MetroPCS Wireless, Inc. (“Wireless”), a direct wholly-owned subsidiary of MetroPCS, Inc., entered into an amendment, effective as of January 31, 2005 (the “Amendment”), to the General Agreement for Purchase of Personal Communications Services Systems, dated effective as of October 1, 2002, by and between Wireless and Lucent Technologies Inc. (Contract No.: LNM01NMDK02002), as amended (the “Agreement”). Prior to giving effect to the Amendment, Section 1.2 of the Agreement provided that the Agreement shall continue in effect until January 31, 2005. The Amendment modified Section 1.2 of the Agreement to provide that the Agreement shall continue in effect until February 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: February 2, 2005	By:	/s/ J. Lyle Patrick
	Name:	J. Lyle Patrick
	Title:	Vice President and Chief Financial Officer